                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Ruth S. Block
                                             Ruth S. Block

                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Russell G. Cleary
                                             Russell G. Cleary

                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/James J. Howard
                                             James J. Howard

                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Jerry W. Levin
                                             Jerry W. Levin











                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Reuben F. Richards
                                             Reuben F. Richards

                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Richard L. Schall
                                             Richard L. Schall

                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.








                                             /s/Roland Schulz
                                             Roland Schulz

                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Allan L. Schuman
                                             Allan L. Schuman















                                  POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Philip L. Smith
                                             Philip L. Smith

                                  POWER OF ATTORNEY





      KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Hugo Uyterhoeven
                                             Hugo Uyterhoeven

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint PIERSON M. GRIEVE, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-3 relating to the registration under the Securities Act of 1933 of not more than 4,460,105 shares of Ecolab Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.




      IN WITNESS WHEREOF, I have hereunto affixed my signature this 19th day of December, 1994.





                                             /s/Albrecht Woeste
                                             Albrecht Woeste